UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 13, 2005

STONEMOR PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	80-0103159	000-50910

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

155 Rittenhouse Circle Bristol, PA 19007
(Address of principal executive offices/Zip Code)

(215) 826-2800
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On October 13, 2005, StoneMor Operating LLC, a Delaware limited liability company (the “Operating LLC”) and a wholly-owned subsidiary of StoneMor Partners L.P., a Delaware limited partnership (the “Company”), joined by certain of direct and indirect subsidiary entities of the Operating LLC (collectively, the “Buyer”), entered into the Asset Purchase and Sale Agreement (the “Purchase Agreement”), attached hereto as Exhibit 10.1, dated October 13, 2005, with SCI Funeral Services, Inc., an Iowa corporation (“SCI”) and a wholly-owned subsidiary of Service Corporation International, a Texas corporation, joined by certain of SCI’s direct and indirect subsidiary entities (collectively, the “Seller”).

Pursuant to the Purchase Agreement, the Buyer agreed to acquire from the Seller 22 cemeteries and 6 funeral homes (collectively, the “Properties”), including certain related assets (together with the Properties, the “Acquired Assets”) and certain related liabilities (the “Assumed Liabilities” and, together with the Acquired Assets, the “Business”). The Properties that comprise the Business are located in North Carolina (9 cemeteries and 1 funeral home), Pennsylvania (7 cemeteries and 5 funeral homes), Georgia (5 cemeteries) and Alabama (1 cemetery).

The parties to the Purchase Agreement anticipate closing this transaction in November 2005 (the “Closing Date”). On the Closing Date, the Buyer will, in consideration for the transfer and delivery to it of the Acquired Assets and in addition to the assumption of the Assumed Liabilities, pay to the Seller the sum of $13,050,000 (the “Closing Purchase Price”) as follows: (i) the sum of $7,150,000 in cash and (ii) the number of common units (the “Common Units”) representing limited partner interests in the Company equal in value to $5,900,000, in the aggregate, based on the closing price per Common Unit on The NASDAQ National Market for the second business day immediately preceding the Closing Date. On the Closing Date, SCI and the Company acting by its general partner, StoneMor GP LLC, a Delaware limited liability company, intend to enter into the Registration Rights Agreement (the “Registration Rights Agreement”), pursuant to which the Company will be obligated to file a registration statement under the Securities Act of 1933, as amended (the “Securities Act”), with the Securities and Exchange Commission with respect to the resale of the Common Units received by SCI pursuant to the Purchase Agreement and any Common Units issued by the Company as a stock dividend or other distribution with respect to such Common Units.

The Closing Purchase Price is expected to be decreased by the Buyer’s reasonably documented third-party contractor costs for audit and other due diligence examinations of the Business and the Acquired Assets, not to exceed a total reduction of $400,000, and the Closing Purchase Price can be (i) increased or decreased post-closing for accounts receivable, merchandise trust amounts and endowment care trust amounts above or below agreed levels, as provided in the Purchase Agreement; and (ii) increased by any amounts which may become payable pursuant to the Registration Rights Agreement.

The Seller’s and Buyer’s respective obligations to consummate the transaction contemplated by the Purchase Agreement are subject to the satisfaction of certain conditions described in the Purchase Agreement, including, but not limited to, the delivery of the duly executed Registration Rights Agreement and reasonable assurance of the Buyer’s receipt, within 30 days after the Closing Date, of audited financial statements for the Business.

The Purchase Agreement may be terminated by SCI or the Buyer: (i) upon their mutual consent and written notice of termination, or (ii) upon written notice to the other party given at any time after November 30, 2005, if any or all of the conditions precedent to the party’s obligations under the Purchase Agreement have not been met, without such party’s fault.

The Purchase Agreement also includes various representations, warranties, covenants and conditions precedent to closing which are customary for a transaction of this nature.

The foregoing brief summary of the Purchase Agreement is not intended to be complete and is qualified in its entirety by reference to the Purchase Agreement, attached as Exhibit 10.1 to this Current Report on Form 8-K.

ITEM 3.02	UNREGISTERED SALES OF EQUITY SECURITIES.

On October 13, 2005, the Operating LLC, the Company’s wholly-owned subsidiary, entered into the Purchase Agreement with the Seller, as described in Item 1.01 above. Pursuant to the Purchase Agreement, on the Closing Date, the Company is obligated to issue, as part of the consideration for the Acquired Assets, the number of the Common Units equal in value to $5,900,000, in the aggregate, based on the closing price per Common Unit on The NASDAQ National Market for the second business day immediately preceding the Closing Date.

See Item 1.01 above for a brief summary of the transaction with the Seller and the description of the consideration to be received by the Seller pursuant to the Purchase Agreement. The Company offered, and intends to sell, the Common Units to SCI in reliance on the exemption from registration under Section 4(2) of the Securities Act based upon a determination that the Common Units will be issued to a sophisticated investor who could fend for itself and who had access to, and was provided with, information that would otherwise be contained in a registration statement and there was no general solicitation.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

None.

(b)	Pro forma financial information.

None.

(c)	Exhibits.

The following exhibit is filed herewith:

Exhibit No.	Description

10.1	Asset Purchase and Sale Agreement, dated October 13, 2005, by and among StoneMor Operating LLC, joined by its direct and indirect subsidiary entities listed in Exhibit A to the Asset Purchase and Sale Agreement, and SCI Funeral Services, Inc., joined by its direct and indirect subsidiary entities listed in Exhibit B to the Asset Purchase and Sale Agreement.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 17, 2005

STONEMOR PARTNERS L.P. By: StoneMor GP LLC, its general partner

By:	/s/ William R. Shane
Name:	William R. Shane
Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Asset Purchase and Sale Agreement, dated October 13, 2005, by and among StoneMor Operating LLC, joined by its direct and indirect subsidiary entities listed in Exhibit A to the Asset Purchase and Sale Agreement, and SCI Funeral Services, Inc., joined by its direct and indirect subsidiary entities listed in Exhibit B to the Asset Purchase and Sale Agreement.